UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2004
First Capital Bancorp, Inc.
(Exact name of registrant as specified in charter)

Georgia	000-23991	58-2362335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3320 Holcomb Bridge Road, N.W., Suite A, Norcross, GA 30092
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (888) 921-2265

CNB Holdings, Inc.

7855 Northpoint Parkway, Suite 200, Alpharetta, GA 30022-4849
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 31, 2004, CNB Holdings, Inc. filed Articles of Amendment to its Articles of Incorporation to change its name to “First Capital Bancorp, Inc.” The Articles of Amendment are attached as Exhibit 3.1(a) to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On January 6, 2005, First Capital Bancorp, Inc. issued a press release regarding the name change. The press release is attached to this report as Exhibit 99.1.

The information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits
	3.1(a)	Articles of Amendment to the Articles of Incorporation.
	99.1	Press Release of First Capital Bancorp, Inc. (formerly CNB Holdings, Inc.) dated January 6, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Capital Bancorp, Inc.

Date: January 6, 2005	By:	/s/ William Blanton
William Blanton
Vice Chairman, Chief Operating Officer, and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.
3.1(a)	Articles of Amendment to the Articles of Incorporation.
99.1	Press Release of First Capital Bancorp, Inc. (formerly CNB Holdings, Inc.) dated January 6, 2005.